UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

           CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES

Investment Company Act file number                811-21399
                                  -------------------------------------


                             The Aegis Funds
-----------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


              1100 N. Glebe Road, Suite 1040, Arlington, VA  22201
-----------------------------------------------------------------------
            (Address of principal executive offices) (Zip code)


 William S. Berno, 1100 N. Glebe Rd., Suite 1040, Arlington, VA  22201
-----------------------------------------------------------------------
                  (Name and address of agent for service)


Registrant's telephone number, including area code:  (703) 528-7788
                                                   -------------------

Date of fiscal year end:      12/31
                        ------------------

Date of reporting period:    06/30/05
                         -----------------

ITEM 1. REPORTS TO STOCKHOLDERS




                            Aegis High Yield Fund

                             Semi-Annual Report

                                June 30, 2005


Shareholders Letter                                           August 12, 2005

To the Shareholders of the Aegis High Yield Fund:


We are pleased to present the Aegis High Yield Fund Semi-Annual Report for the six months ended June 30, 2005.

We want to take this opportunity to welcome new shareholders to the Fund. We appreciate your support. At any time, if you would like further information about the Fund, please go to our website at www.aegisfunds.com for a more detailed look at the high-yield bond market and the Fund s investment approach. For your benefit, we will review the objectives and strategy of the Fund.

The Aegis High Yield Fund seeks to earn consistent total returns in the market that exceed our benchmark over periods of three to five years, while striving for below-average risk compared to our peers. Our long-term investment strategy is based on our total return objective. We use in-depth fundamental analysis of issuers to identify bonds and build a portfolio with the potential for capital appreciation due to improved company performance, ratings upgrades, or better industry conditions. We seek situations where Wall Street s appraisal of a security value is more negative than we have determined based upon an independent study of the facts. The bonds we purchase are not necessarily the highest yielding issues in the market. Our goal is to maximize risk-adjusted long-term total return.

For the six-month period ended June 30, 2005, the Aegis High Yield Fund posted a total return of 1.70 percent, compared to a total return of 1.11 percent for its benchmark, the Lehman U.S. Corporate High Yield Index. The Fund s closing net asset value at the end of the period was $10.11 per share, and income distributions of 20 cents per share were paid during the semi-annual period. The Fund s SEC 30-day annualized yield was 6.03% as of June 30.

The Fund s portfolio was in a somewhat cautious position at mid-year, with a weighted average portfolio maturity of somewhat less than four years and portfolio duration of approximately 2.6 years. Financial statements for the Fund s most recent operating period are included in this report.

As the year commenced, the high-yield bond market was trading (as it had for a considerable portion of 2004) at yield levels very close to all-time lows. In our February letter, we expressed caution toward the market. Weeks later, General Motors announced a very disappointing profit outlook for 2005 and its bonds were soon downgraded to junk status, a move that created much turmoil in the high-yield market. Many highly leveraged market participants were forced to sell securities to improve their liquidity and reduce the risk of their trading positions. In the few weeks from early March to mid-May, the yield on the Lehman index rocketed from 6.7% to 8.6% as market participants dramatically revised their outlook for the investment fundamentals and economic risks.

In late May, after both Moodys and Fitch announced decisions to maintain Ford Motor Company at investment grade ratings, the market began a rally that continued into the early days of August. The Lehman index is now yielding around 7.7%. Nevertheless, the near-collapse of a few months ago was an indication of how quickly and how far the high-yield market can plunge from elevated levels.

Fortunately, the Fund was well-positioned for a correction and held up relatively well in March and April. We were a buyer when bargains were available and were able to make some attractive purchases during the period. We also had to meet some share redemptions in the downturn, and the combination of factors left us with a fully invested portfolio at June 30. Thus we were able to participate in the recent rally without the drag of a large cash position.

A more in-depth review of the Fund performance and outlook can be found in the Advisors Report that is provided to you separately. Our decision to use this particular format is a result of the Sarbanes-Oxley Act of 2002. Under the Act, mutual fund officers are required to certify the entirety of each Annual and Semi-Annual report. After some deliberation, we reached the conclusion that we are not in a position to certify data provided by third parties, nor will we certify any analysis and subjective conclusions drawn from such data.

Nonetheless, we strongly feel that a thoughtful and detailed discussion of current market conditions is important to our shareholders. Therefore, please continue to anticipate reading this more editorial type of commentary and analysis in the Advisors Report in the future.

We thank you for your continued investment in the Fund.

Aegis Financial Corporation
William S. Berno, CFA
Managing Director, Portfolio Manager


Note: All historical performance returns shown in this shareholders letter for the Aegis High Yield Fund are pre-tax returns. Returns include reinvestment of income and capital gains. Past performance is no guarantee of future results. Share prices will fluctuate, so that shares may be worth more or less than their original cost when redeemed.



About Your Fund s Expenses (Unaudited)

Important Note:
As a shareholder of the Fund, you incur ongoing costs, including management
fees and other Fund expenses.   This example is intended to help you
understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire semi-annual period, January 1, 2005 - June 30, 2005.


Actual expenses

The table below provides information about actual account values and actual expenses.

                             Actual                    Hypothetical
                                         (5% annual return before expenses)

         Beginning        Ending        Expenses      Ending       Expenses
         Account Value Account Value Paid During Account Value Paid During Fund (01/01/2005) (06/30/2005)(1) Period (2) (06/30/2005) Period (2)



Aegis High
Yield Fund  $1,000.00    $1,017.00       $6.00      $1,018.84      $6.01


(1) The actual ending account value is based on the actual total return of the Fund for the period January 1, 2005 to June 30, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund s actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative returns at net asset value for the period January 1, 2005 to June 30, 2005 were 1.70%.

(2) Expenses are equal to the Fund s annualized expense ratio (1.20%) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period between 01/01/2005 and 06/30/2005).


You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled Actual Expenses Paid During Period to estimate the expenses you paid on your account during this period.


Hypothetical example for comparison purposes

The table above also provides information about hypothetical account values and hypothetical expenses based on the Fund s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund is a pure no-load fund and does not charge any sales charges (loads), distribution or service fees, or redemption fees.



Portfolio Characteristics (Unaudited)


Industry Breakdown
------------------

Corporate Bonds -- 100.2%

Industrial Cyclicals                               11.1%
Retail and Wholesale                               11.9%
Financial Services                                  6.9%
Transportation and Services                        14.1%
Energy and Natural Resources                       13.8%
Consumer Products                                   8.1%
Consumer Services                                   7.7%
Healthcare Products and Services                    7.7%
Technology and Communication                       18.9%

Short-Term Investments                              6.4%

Other Liabilities                                  (6.6%)
                                                  ------
Total Net Assets                                  100.0%


Credit Quality - % of Corporate Bonds

BBB or Higher                                         4%
BB                                                   12%
B                                                    59%
CCC                                                  15%
Below CCC or unrated                                 10%
                                                   -----
   Total                                            100%


Maturity (Or Most Likely Call) - % of Corporate Bonds

Less than 1 year                                     15%
1-3 years                                            53%
4-6 years                                            26%
7-10 years                                            3%
More than 10 years                                    3%
                                                  ------
   Total                                            100%





                               Aegis High Yield Fund
                         Schedule of Portfolio Investments
                                   June 30, 2005
                                    (Unaudited)


Corporate Bonds - 100.2%                   Principal Amount   Market Value
------------------------                   ----------------   ------------

Industrial Cyclicals - 11.1%

Lyondell Chemical Co.
  Sr. Sec. Deb. 9.875% due 5/1/07                20,000           $20,600
Resolution Performance
  Sr. Sub. Notes 13.50% due 11/15/10            100,000           108,000
Delphi Corp.
  Sr. Unsecured Notes 6.50% due 5/1/09          100,000            83,500
Tembec Industries Inc.
  Sr. Notes 8.625% due 6/30/09                  100,000            82,000
                                                                 --------
                                                                  294,100

Retail and Wholesale - 11.9%

Marsh Supermarkets Inc.
  Sr. Sub. Notes 8.875% due 8/1/07              125,000           122,812
Ingles Markets Inc.
  Sr. Sub. Notes 8.875% due 12/1/11             100,000           102,125
Finlay Fine Jewelry Corp.
  Sr. Notes 8.375% due 6/1/12                   100,000            90,625
                                                                 --------
                                                                  315,562

Financial Services - 6.9%

Ford Motor Credit
  Notes 6.50% due 1/25/07                       100,000           100,754
PMA Capital
  Sr. Notes 8.50% due 6/15/18                    80,000            81,280
                                                                 --------
                                                                  182,034

Transportation and Services - 14.1%

Williams Scotsman Inc.
  Sr. Notes 9.875% due 6/1/07                   100,000           100,500
Sea Containers Ltd.
  Sr. Notes 7.875% due 2/15/08                  100,000            98,000
Allied Waste N.A.
  Sr. Notes 6.50% due 11/15/10                  100,000            99,000
Great Lakes Dredge & Dock Corp.
  Sr. Sub. Ntes 7.75% due 12/15/13              100,000            76,250
                                                                 --------
                                                                  373,750

Energy & Natural Resources - 13.8%

USEC Inc.
  Sr. Notes 6.625% due 1/20/06                  100,000            99,500
El Paso Coastal Corp.
  Debentures 6.50% due 6/1/08                   100,000            99,750
Southern Energy, Inc.
  Sr. Notes 144A 7.90% due 7/15/09*             200,000           165,000
                                                                 --------
                                                                  364,250

Consumer Products - 8.1%

Tommy Hilfiger Corp.
  Gtd. Notes 6.85% due 6/1/08                   100,000           101,000
North Atlantic Trading Inc.
  Sr. Notes 9.25% due 3/1/12                    150,000           114,000
                                                                 --------
                                                                  215,000


Consumer Services - 7.7%

Mohegan Tribal Gaming Authority
  Sr. Sub. Notes 6.375% due 7/15/09             100,000           102,500
Service Corp. Intl.
  Sr. Unsec. Notes 6.50% due 3/15/08            100,000           102,750
                                                                 --------
                                                                  205,250

Healthcare Products and Services - 7.7%

Healthsouth Corp.
  Sr. Notes 8.50% due 2/1/08                    100,000           102,250
Biovail Corp.
  Sr. Sub. Notes 7.875% due 4/1/10              100,000           102,750
                                                                 --------
                                                                  205,000

Technology and Communications - 18.9%

Nortel Networks Ltd.
  Notes 6.125% due 2/15/06                      100,000           101,125
GTE Hawaiian Telephone
  Debentures 7.375% due 9/1/06                  100,000           102,250
MCI Inc.
  Notes 6.908% due 5/1/07                       100,000           101,625
Unisys Corp.
  Sr. Notes 7.875% due 4/1/08                   100,000           101,500
Intelsat Ltd.
  Sr. Notes 5.25% 11/1/08                       100,000            94,000
                                                                 --------
                                                                  500,500
                                                                ---------

Total Corporate Bonds - (Cost $2,692,907)                       2,655,446


Investment Companies - 1.5%

Federated Prime Obligations Fund                 38,909            38,909
                                                                ---------
Total Investment Companies - (Cost $38,909)                        38,909


Short-Term Investments - 4.9%

U. S. Treasury Bill due 7/7/05                  130,000           129,940
                                                                ---------
Total Short-Term Investments - (Cost $129,940)                    129,940
                                                                ---------

Total Investments - 106.6% (Cost $2,861,756)                    2,824,295

Other Assets and Liabilities - (6.6%)                            (174,383)
                                                               ----------
Net Assets - 100.0%                                            $2,649,912



*Non-income producing security due to default or bankruptcy

144A - Represents a security sold under Rule 144A which is exempt from registration and may be resold to qualified institutional buyers under provisions of Rule 144A of the Securities Act of 1933, as amended.

See Notes to the financial statements.





                             Aegis High Yield Fund
                     Statement of Assets and Liabilities
                                 June 30, 2005
                                  (Unaudited)


Assets

Investments at market value  (cost $2,861,756)                 $2,824,295
Cash                                                               24,476
Interest and dividends receivable                                  47,029
                                                              -----------
Total assets                                                    2,895,800


Liabilities

Payable for fund shares redeemed                                  235,065
Accrued expenses                                                   10,823
                                                              -----------
Total liabilities                                                 245,888
                                                              -----------
   Net assets (262,149 shares of beneficial interest
     outstanding; unlimited number of shares
     authorized; no par value)                                 $2,649,912


Net assets consist of:
   Paid-in capital                                             $2,647,069
   Undistributed net investment income                              9,520
   Accumulated net realized gain                                   30,784
   Net unrealized depreciation                                    (37,461)
                                                               ----------
   Net assets                                                  $2,649,912


Net asset value per share                                          $10.11

See Notes to the financial statements





                              Aegis High Yield Fund
                             Statement of Operations
                      For the Six Months Ended June 30, 2005
                                    (Unaudited)



Investment Income

  Interest                                                       $101,861
                                                                 --------
     Total income                                                 101,861

Expenses

  Investment advisory fees                                         16,658
  Transfer agency and administration fees                           4,627
  Registration fees                                                 8,235
  Custody fees                                                      3,478
  Printing and postage costs                                          381
  Legal and accounting fees                                        11,978
  Trustees fees                                                     8,416
  Insurance and other                                               4,713
                                                                  -------
     Gross expenses                                                58,486

  Less:  fees paid indirectly                                        (125)
  Less:  fees reimbursed by investment advisor                    (36,150)
                                                                 --------
     Net expenses                                                  22,211
                                                                 --------
Net investment income                                              79,650
                                                                 --------

Realized and unrealized gain (loss) on investments

Net realized gain on investments                                   28,750

Change in unrealized appreciation (depreciation) of
      investments for the period                                  (78,675)
                                                                 --------
Net realized and unrealized loss on investments                   (49,925)
                                                                 --------

Net increase in net assets resulting from operations              $29,725
                                                                 --------

See Notes to the financial statements.





                              Aegis High Yield Fund
                       Statement of Changes in Net Assets
                     For the Six Months Ended June 30, 2005
                        and Year Ended December 31, 2004


                                                For the period ended

                                         June 30, 2005    December 31, 2004
                                          (Unaudited)     -----------------
                                         -------------

Increase in net assets from operations:

  Investment income - net                    $79,650            $59,660

  Net realized gain on investments            28,750              2,431

  Change in unrealized appreciation          (78,675)            42,534
                                            --------           --------
     Net increase in net assets
     resulting from operations                29,725            104,625


Distributions
  Investment income - net                    (70,130)           (60,057)
  Realized capital gains                           0                  0
                                            --------           --------
     Total distributions                     (70,130)           (60,057)


Capital share transactions*
  Subscriptions                            1,790,598          2,829,385
  Distributions reinvested                    69,923             60,057
  Redemptions                             (2,204,190)               (24)
                                          ----------          ---------
     Total capital share transactions       (343,669)         2,889,418


Total increase (decrease) in net assets     (384,074)         2,933,986
                                          ----------          ---------

Net assets at beginning of year            3,033,986            100,000


Net assets at end of year                 $2,649,912         $3,033,986
                                          ----------         ----------


*Share information
 Subscriptions                               177,916            283,275
 Distributions reinvested                      6,953              6,011
 Redemptions                                (222,004)                (2)
                                           ---------           --------
     Net increase (decrease) in shares       (37,135)           289,284

See Notes to the financial statements.




                              Aegis High Yield Fund
                               Financial Highlights
                                   (Unaudited)

The table below sets forth financial data for a share of the Fund outstanding throughout each period. Figures for the period ended
June 30, 2005 are unaudited.  Figures for the period ended
December 31, 2004 have been audited.

                                     For the six months    For the year ended
                                     ended June 30, 2005   December 31, 2004*
                                     -------------------   ------------------
Per share data:

Net asset value - beginning of period           $10.14                $10.00

Income from investment operations-

Net investment income                             0.22                  0.24

Net realized and unrealized
   gain (loss) on investments                    (0.05)                 0.14
                                               -------               -------
   Total from investment operations               0.17                  0.38

Less distributions declared to shareholders-

   Net investment income                         (0.20)                (0.24)
                                               -------               -------
     Total distributions                         (0.20)                (0.24)

Net asset value - end of period                 $10.11                $10.14


Total investment return                          1.70%**               3.86%


Ratios (to average net assets)/supplemental data:

  Expenses after reimbursement and               1.20%#                1.20%
    fees paid indirectly
  Expenses before reimbursement and              3.16%#                3.82%
    fees paid indirectly (1)
  Net investment income                          4.30%#                2.69%

  Portfolio turnover                               30%#                  21%

Net assets at end of period (000's)             $2,650                $3,034

*Fund commenced operations January 1, 2004.
**Total return is not annualized.
#Annualized.
(1) Ratio after expense reimbursement, before fees paid indirectly, is 1.21% for the six months ended June 30, 2005 and 1.22% for the year ended December 31, 2004.

See Notes to the financial statements.





                               Aegis High Yield Fund
                           Notes to Financial Statements
                                   June 30, 2005
                                    (Unaudited)

1.  The Organization
Aegis High Yield Fund (the Fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified open-end management company.
The Fund is a series of The Aegis Funds, a Delaware statutory trust established July 11, 2003. The Fund commenced operations January 1, 2004. Through December 31, 2003, the Fund had no operations other than those matters related to organization and registration as an investment company, the registration of shares for sale under the Securities Act of 1933, and the sale of 10,000 shares of the Fund at $10.00 per share on September 29, 2003 to William S. Berno. The sale was settled in the ordinary course of business on September 29, 2003 with the transfer of $100,000.

The Fund s principal investment goal is to seek maximum total return with an emphasis on high current income by investing primarily in a portfolio of corporate bonds rated less than investment grade.

2.  Summary of Significant Accounting Policies

Security valuation.
Investments in securities are valued based on market quotations or on data furnished by an independent pricing service. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which market quotations are not readily available are valued at fair value as determined by the Board of Trustees. In determining fair value, the Board procedures consider all relevant qualitative and quantitative factors available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2005, none of the Fund s net assets were fair valued in accordance with the procedures adopted by the Board. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund s advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

Cash.
Cash includes deposits held at the Fund s custodian in a variable rate account at the applicable interest rate.

Federal income taxes.
The Fund s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to shareholders. Therefore, no federal income tax provision is required.

Expenses paid indirectly.
Credits earned on temporarily uninvested cash balances at the custodian are used to reduce the Fund s custody charges. Custody expense in the statement of operations is presented before the reduction for credits, which were $125 for the period ended June 30, 2005.

Distributions to shareholders.
Distributions to Fund shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, if any, will be distributed to shareholders at least annually.

Use of estimates.
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual results could differ from those estimates.

Other.
The Fund records security transactions based on the trade date. Interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums.

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Advisory Fees and Other Transactions with Affiliates
The Fund entered into an investment management and advisory services agreement (the Agreement) with Aegis Financial Corporation (the Advisor) that provides for fees to be computed at an annual rate of 0.90% of the Fund s average daily net assets. The Agreement shall remain in force through March 31, 2006 and may be renewed for additional one-year periods thereafter if approved annually by a majority of the independent members of the Board. The Agreement may be terminated at any time, without penalty, by the Fund on sixty (60) days written notice or by the Advisor on ninety (90) days written notice. The Fund and the Advisor have also entered into an expense limitation agreement that provides for an expense reimbursement from the Advisor if the Fund s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.20% of the Fund s average daily net assets. During the six-month period ended June 30, 2005, the Advisor reimbursed the Fund $36,150.

The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the Fund s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities and extraordinary expenses, to exceed 1.20% and the repayment is made within three years after the year in which the Advisor incurred the expense. As of June 30, 2005, there was $93,798 of fees available to be recovered no later than December 31, 2007.

The Fund entered into an agreement with BGB Fund Services, Inc., effective January 1, 2004 to provide fund accounting, administration, transfer agency and shareholder services to the Fund at an annual rate of 0.25% of the Fund s average daily net assets.

BGB Securities, Inc., a registered broker/dealer, executes portfolio transactions on behalf of the Fund. Brokerage commissions paid to BGB Securities amounted to $539 for the period ended June 30, 2005.

Certain officers and trustees of the Fund are also officers and directors of the Advisor and BGB Fund Services, Inc. The Fund pays each trustee not affiliated with the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting and $500 for each attended committee meeting.

4.  Investment Transactions
Purchases and sales of investment securities, excluding accrued interest, were $1,534,827 and $552,162, respectively, for the period ended
June 30, 2005. The specific identification method is used to determine tax cost basis when calculating realized gains and losses.


5. Distributions to Shareholders and Tax Components of Net Assets The tax character of distributions paid during the period ended
June 30, 2005 were as follows:

	Distributions paid from ordinary income		      $70,130

As of December 31, 2004, the components of net assets on a tax basis were as follows:

Undistributed ordinary income				       $2,034
Unrealized appreciation					       64,470
Unrealized depreciation					      (21,936)
Shares of beneficial interest				    2,989,418
                                                        -------------
     Total                                                 $3,033,986






                            Aegis High Yield Fund
                              Other Information
                                June 30, 2005

Fund Trustees and Officers
--------------------------
                                                   Business Experience
                                                      and Trusteeships
Name, Age and Address             Position     During the Past 5 Years
---------------------             --------     -----------------------
William S. Berno* (51)            President,   President and Managing
1100 North Glebe Road             Trustee      Director of Aegis Financial
Suite 1040                                     Corporation since 1994;
Arlington, Virginia  22201                     President and Director of
                                               the Aegis Value Fund, Inc.
                                               since 1997;  President and
                                               Trustee of the Fund
                                               since 2003.

Scott L. Barbee* (34)             Treasurer,   Treasurer and Managing
1100 North Glebe Road             Trustee      Director of Aegis Financial
Suite 1040                                     Corporation since 1997;
Arlington, Virginia  22201	               Treasurer and Director of
				               the Aegis Value Fund, Inc.
				               since 1997; Treasurer and
                                               Trustee of the Fund since
                                               2003.

Edward P. Faberman (59)           Trustee      Attorney with the firm of
Wiley Rein & Fielding LLP                      Wiley Rein & Fielding LLP since
1776 K Street  N.W.                            2005; Attorney with the firm of
Washington, DC  20006		               Ungaretti & Harris 1996-2005;
                                               Director of Aegis Value Fund
                                               Inc. since 1997; Trustee of the
					       Fund since 2003.

Eskander Matta (35)               Trustee      Senior VP of Enterprise Internet
Wells Fargo & Co.                              Services, Wells Fargo & Co.
550 California Street                          since 2002; Director of
2nd Floor                                      Strategic Consulting with
San Francisco, CA  94111                       Cordiant Communications,
                                               2001-2002; Director of
                                               Strategic Consulting,
                                               Organic,  Inc. 1999-2001;
					       Director of Aegis Value Fund
					       Inc. since 1997; Trustee of the
					       Fund since 2003.

Albert P. Lindemann III (43)      Trustee      Director, Faison Enterprises
Faison Enterprises                             since 2000; Director of the
121 West Trade Street                          Aegis Value Fund, Inc. since
Suite 2550                                     2000; Trustee of the Fund
Charlotte, North Carolina  28202               since 2003.

Fund Secretary
--------------
Paul Gambal* (46)                 Secretary    Chairman, Secretary and
1100 North Glebe Road                          Managing Director of
Suite 1040                                     Aegis Financial Corporation
Arlington, VA  22201                           since 1994; Secretary of the
                                               Aegis Value Fund, Inc. since
					       1997; Secretary of the Fund
					       since 2003.

* indicates persons who are affiliated with Aegis Financial Corporation, the Advisor, and are therefore considered interested persons under the Investment Company Act of 1940.


The Fund Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling the Fund toll-free phone number, (800)528-3780.





Form N-Q
The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund s Forms N-Q are available on the Commission website at http://www.sec.gov. The Fund s Form N-Q may be reviewed and copied at the Commission s Public Reference Room in Washington, DC. Information on the operation of the Commission s Public Reference Room may be obtained by calling 1-800-SEC-0330.



Code of Ethics
The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available, without charge, by calling the Fund toll-free phone number, (800)528-3780.


Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available by request, without charge, by calling the Fund toll-free telephone number 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30, 2005 is available upon request, without charge, by calling 800-528-3780. The Fund s proxy voting policies and procedures and voting record are also available on the Commission s website at http://www.sec.gov.



Board Consideration of Investment Advisory Agreement
The Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Advisor was most recently renewed at a meeting of the Board held on February 25, 2005. Unless terminated as specified in the Investment Advisory Agreement, the Investment Advisory Agreement continues in effect for successive periods of twelve months, provided such continuance is specifically approved at least annually (a) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. In connection with its consideration of the adoption of the Investment Advisory Agreement, the Board of Trustees requested, and the Advisor provided, information and data relevant to the Board s consideration. The Board reviewed information on expense ratios and management fees for certain comparable funds. The Board discussed the proposed advisory fee of 0.90% of the Fund s average daily net assets and the Expense Limitation Agreement between the Fund and the Advisor, pursuant to which the Advisor has agreed through December 31, 2005 to limit its fee and/or reimburse other expenses of the Fund to the extent necessary to limit the total operating expenses of the Fund to an annual rate of 1.20% (as a percentage of the average daily net assets of the Fund). The Board agreed that the proposed fee structure is reasonable and fair to shareholders. They reviewed the past performance of the Fund and the Advisor, and noted the range of investment advisory and administrative services to be provided by the Advisor to the Fund. The Board took note of the fact that the Advisor also has served as investment advisor to another mutual fund affiliated with the Fund having total assets of approximately $750 million, and they noted the level and quality of service provided by the Advisor to that fund. They also took note of the fact that the Fund is not subject to sales charges or Rule 12b-1 fees. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment
Advisory Agreement are fair and reasonable and the Board voted to approve the agreement.






Aegis High Yield Fund
1100 North Glebe Road, Suite 1040
Arlington, Virginia  22201
Phone:  (800) 528-3780
Fax:  (703) 528-1395
Internet:  www.aegisfunds.com

Board of Trustees
Scott L. Barbee
William S. Berno
Edward P. Faberman
Albert P. Lindemann III
Eskander Matta

Officers
William S. Berno, President
Scott L. Barbee, Treasurer
Paul Gambal, Secretary

Investment Advisor
Aegis Financial Corporation
1100 North Glebe Road, Suite 1040
Arlington, Virginia  22201

Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri  64106

Independent Registered Public Accounting Firm
Briggs Bunting & Dougherty, LLP
Two Penn Center Plaza, Suite 820
Philadelphia, Pennsylvania  19102

Counsel
Seward & Kissel LLP
1200 G Street, N.W.
Washington, D.C.  20005





ITEM 11.  CONTROLS AND PROCEDURES

(a) The registrant s principal executive officer and principal financial officer have concluded that the registrant s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company
Act of 1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.



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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Aegis Funds

By (Signature and Title) /s/William S. Berno
William S. Berno, President

Date:  August 26, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/William S. Berno
William S. Berno, President

Date:  August 26, 2005

By (Signature and Title) /s/Scott L. Barbee
Scott L. Barbee, Treasurer

Date:  August 26, 2005